UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: December 20, 2004

(Date of earliest event reported)

BIO-TRACKING SECURITY SYSTEMS INC.

(Exact name of registrant as specified in its charter)

FLORIDA	000-29915	65-0786722
State of incorporation	Commission File Number	IRS Employer Identification Number

1000 De La Gauchetiere West, Suite 2400, Montreal, Qc, H3B 4W5

(Address of principal executive offices)

Tel: (514) 448-2226

(Issuer’s telephone number)

CHINA XIN NETWORK MEDIA CORPORATION

1111 Brickell Avenue, 11th Floor, Miami, Florida 33130

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Bio-Tracking Security Inc. (OTCBB: BTSI or the “Company”) announced on December 16, 2004, that the Company has received a delinquent status from the NASD due to the Company’s auditor failing to obtain approval from the Public Company Accounting Oversight Board (PCAOB) in the required timeframe. Management has changed auditors and intends to refile its most recent 10-KSB and 10-QSB on or before December 30, 2004 to retain its OTCBB status.

The Company’s press release with respect to the above is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release of Bio-Tracking Security Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-TRACKING SECURITY SYSTEMS INC.

Date: December 20, 2004	/s/ Jean-Francois Amyot
Jean-Francois Amyot
Chairman of the Board of Directors

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Bio-Tracking Security Inc.